EXHIBIT 10.21C

THIRTY-NINTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This Thirty-Ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C. (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Pursuant to the Twenty-Sixth Amendment (as modified by the Thirty-Sixth Amendment), the parties extended the Increased Capacity Term to the existing LPAR through December 31, 2004. Customer desires, and CSG agrees to provide an increase in the capacity in accordance with the chart set forth below (“Customer Additional Capacity”) for January 1 through December 31, 2005. Therefore, for the fees set forth in Paragraph 2 below, Customer desires and CSG agrees to extend the Increased Capacity Term to the existing LPAR as defined below. In the event Customer wishes to terminate the additional capacity prior to December 31, 2005, Customer shall provide CSG with ninety (90) days prior written notice. Upon receipt of Customer’s written notice, CSG shall use commercially reasonable efforts to re-deploy the additional capacity during the remainder of the Increased Capacity Term. If CSG is able to re-deploy the additional capacity, Customer shall not be responsible for the remaining monthly fees (set forth in Paragraph 2 below) associated with the additional capacity. However, if CSG is unable to re-deploy the additional capacity, Customer agrees to pay the remaining monthly fees through the expiration of the Increased Capacity Term. During the Increased Capacity Term, Customer agrees to use commercially reasonable efforts to maintain a ************ ******* ***** or lower usage of the available CPU and will cooperate with CSG to maintain such usage. In the event Customer wishes to maintain or increase the capacity, the parties shall negotiate in good faith and execute such agreement in writing.

Component	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec
Additional Capacity (MIPS)	***	***	***	***	***	***	***	***	***	***	***	***

2.	Customer agrees to pay the following fees for the increase in the existing capacity for 2005:

	Jan	Feb	Mar	Apr	May	June
MIPS	***	***	***	***	***	***
Fee	***	***	***	***	***	***

	Jul	Aug	Sept	Oct	Nov	Dec
MIPS	***	***	***	***	***	***
Fee	***	***	***	***	***	***

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE L.L.C. (“CUSTOMER”)

By:	/s/ Joseph T. Ruble	By:	/s/ Nolan Daines
Name:	Joseph T. Ruble	Name:	Nolan Daines
Title:	SVP President	Title:	EVP, Broadband and IT
Date:	12/29/04	Date:	12/27/04

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES